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                                                                    EXHIBIT 99.1

                                                               NEWS ANNOUNCEMENT
FOR IMMEDIATE RELEASE

CONTACT:
Michael Doyle
Vice President and CFO
(800) 828-7115
MDoyle@EasyLink.Com



               EASYLINK RESCHEDULES EARNINGS CALL FOR AUGUST 23RD;
                     REAFFIRMS GUIDANCE FOR THE 2ND QUARTER.


PISCATAWAY, NJ - August 15, 2005 - EasyLink Services Corporation (NASDAQ: EASY), a leading global provider of services that power the exchange of information between enterprises, their trading communities and their customers, today announced that it had rescheduled its 2nd quarter earnings call for Tuesday, August 23rd at 10:30 EDT.

EasyLink had previously announced that on August 3rd it had retained Grant Thornton as its independent auditors. At that time EasyLink indicated that the earnings release could be delayed to allow Grant Thornton adequate time to complete their review of the second quarter. It is anticipated the review will be completed this week.

EasyLink is reaffirming guidance previously released on August 3rd projecting revenues for the 2nd quarter of just over $20 million and slightly positive net income. EasyLink will provide further details when it announces its 2005 second quarter results. EasyLink will file a form 12b-25 indicating it will complete its Form 10Q filing within 15 days. The company does not expect any significant changes to its 2nd quarter financial results from those previously announced.

Thomas Murawski, Chairman, President and Chief Executive Officer, and Mike Doyle, Vice President, Chief Financial Officer, will host a conference call and simultaneous webcast at 10:30 a.m. EDT on Tuesday, August 23, 2005 to discuss the results and review corporate progress. The conference call number is 800/839-3552 and the reservation number is 8288464. Please call five minutes in advance to ensure that you are connected prior to the presentation. The call will be simultaneously broadcast live over the Internet via a link on the investor relations pages of EasyLink's corporate Web site, www.EasyLink.com, and at www.streetevents.com. Please allow extra time prior to the call to visit the site and download the software required to listen to the Internet broadcast. Both the conference call and webcast are open to the general public.

If you are unable to participate, the online archive of the broadcast will be available on the investor relations pages of www.EasyLink.com within two hours of the live call through Thursday, August 29th, 2005 at 11:00 p.m. EDT. You can also access the replay by calling 800/642-1687 and entering the reservation number 8288464. A copy of the earnings announcement, which will include certain financial and other information presented on the call, will also be available on the investor relations pages of our Web site at www.EasyLink.com.

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EASYLINK REPORTS 2ND QUARTER 2005 RESULTS IN LINE WITH EXPECTATIONS       PAGE 2


About EasyLink Services Corporation

EasyLink Services Corporation (NASDAQ: EASY), headquartered in Piscataway, New Jersey, is a leading global provider of services that power the exchange of information between enterprises, their trading communities, and their customers. EasyLink's networks facilitate transactions that are integral to the movement of money, materials, products, and people in the global economy, such as insurance claims, trade and travel confirmations, purchase orders, invoices, shipping notices and funds transfers, among many others. EasyLink helps companies become more competitive by providing the most secure, efficient, reliable, and flexible means of conducting business electronically. For more information, please visit www.EasyLink.com.


This news release may contain statements of a forward-looking nature relating to the future events or the future financial results of EasyLink Services Corporation. Investors are cautioned that such statements are only predictions and that actual events or results may differ materially. In evaluating such statements, investors should specifically consider the various factors that could cause actual events or results to differ materially from those indicated from such forward-looking statements. These include: historic losses from operations; the need to raise additional capital; the ability to service our remaining indebtedness; the ability to continue as a going concern being dependent upon the ability to generate sufficient cash flow to meet our obligations on a timely basis, to obtain additional financing or refinancing as may be required, and to achieve and maintain profitable operations; significant leverage; the ability to attract additional customers or to expand services sold to existing customers; the ability to successfully implement our business strategy; significant competition; the risks inherent in integrating the EasyLink business; and the risk of being delisted from NASDAQ. These and other risks and uncertainties are described in more detail in the Company's filings with the Securities and Exchange Commission.